U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                   May 7, 2003

                        Commission File Number: 001-13217

                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.

        (Exact name of small business issuer as specified in its charter)



           Florida                                            91-1796903
-------------------------------                          ---------------------
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                           Identification Number)

                               4901 Vineland Road
                                    Suite 150
                             Orlando, Florida 32811
                             ----------------------
                    (Address of Principal Executive Offices)


                    Issuer's Telephone Number: (407) 648-4444



          (Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

Pro forma financial information is set forth at pages F-1 through F-6

(c) Exhibits.

Exhibit 99.1 - Agreement of Purchase and Sale


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Orlando Predators Entertainment, Inc.
                                  (Registrant)





                       By: /s/ Keli Davis
                       -----------------------------------
                       Keli Davis, Chief Financial Officer



Dated: May 22, 2003

                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                         PRO FORMA EXPLANATORY HEADNOTE

The following unaudited pro forma consolidated financial statements give effect to the sale of certain assets of The Orlando Predators Entertainment, Inc. (the "Company"), related to the operations of Louisiana IceGators, LLC (the "IceGators"), and are based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical financial statements of the Company and notes thereto, which are incorporated by reference herein and the separate historical financial information of the IceGators. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the sale been effected on the dates indicated or the results which may be obtained in the future.

The pro forma consolidated statements of operations for the six months ended March 31, 2003 and for the year ended September 30, 2002 assume that the sale had occurred at the beginning of the applicable periods. The March 31, 2003 consolidated balance sheet assumes that the sale occurred on March 31, 2003.

In May 2003, the Company reached an agreement to sell the IceGators to an unaffiliated party (the "buyer"). The buyer purchased the certain assets of the IceGators, including the ECHL membership, fixed assets, inventory, intellectual property and certain contracts. As consideration, the buyer assumed the Company's $600,000 note payable to the former owners of the IceGators and applicable accrued interest through the date of the sale.

During May 2003, the Company also entered into an amendment to the agreement for the sale of the Orlando Predators arena football team ("Predators") to provide for an increase in the line of credit to $700,000 and a $650,000 reduction of the promissory note payable to the Orlando Predators Football Team, LLC ("OPF"), which will be recorded as a reduction of the loss on the sale of the team. As consideration, the Company has agreed to forego it's right to a percentage sharing of the net operational proceeds of the Predators and forfeit its right to a percentage sharing of any net proceeds from a subsequent sale, merger or transfer of the Predators. In addition, the Company has agreed to share in up to 25% of the potential net operational losses of the Predators resulting from the 2004 and 2005 playing seasons, not to exceed $250,000 in aggregate.




                                    Page F-1

                            THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                         UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                         MARCH 31, 2003


                                                The Orlando                        The Orlando
                                                 Predators                          Predators
                                               Entertainment,                     Entertainment,
                                                    Inc.          Pro Forma       Inc. Pro Forma
                                                Consolidated     Adjustments       Consolidated
                                                ------------     -----------       ------------

                                              ASSETS
CURRENT ASSETS:
      Cash                                       $  270,488       $     --          $  270,488
      Accounts receivable, sponsorships             358,342             --             358,342
      Accounts receivable, af2                        1,584             --               1,584
      AFL receivable, current portion                68,738             --              68,738
      af2 expansion fees receivable                 109,697             --             109,697
      Inventory                                      42,127             --              42,127
      Prepaid expenses                              661,568             --             661,568
      Other current assets                           26,171             --              26,171
                                                 ----------       ----------        ----------
                  Total Current Assets            1,538,715             --           1,538,715

PROPERTY AND EQUIPMENT, at cost, net                 96,163          (34,824) 2         61,339

INVESTMENT IN AFL                                 4,032,650             --           4,032,650

AFL RECEIVABLE, net of current portion              576,136             --             576,136

NOTE RECEIVABLE, related party                      300,000             --             300,000

MEMBERSHIP COST, net                              1,157,917         (640,000) 2        517,917

af2 TEAM INVESTMENTS                                567,705             --             567,705

OTHER ASSETS                                         83,780             --              83,780
                                                 ----------       ----------        ----------

TOTAL ASSETS                                     $8,353,066       $ (674,824)       $7,678,242
                                                 ==========       ==========        ==========



      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                        Page F-2

                                  THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                         UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (Continued)
                                               MARCH 31, 2003


                                                               The Orlando                        The Orlando
                                                                Predators                          Predators
                                                              Entertainment,                     Entertainment,
                                                                   Inc.          Pro Forma       Inc. Pro Forma
                                                               Consolidated     Adjustments       Consolidated
                                                               ------------     -----------       ------------

                                    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable and accrued expenses                     $    675,463    $    (27,583) 2   $    647,880
      Accounts payable and accrued expenses, related party            13,194            --              13,194
      Note payable-acquisition, current portion                      150,000        (150,000) 2           --
      af2 expansion fees payable                                     200,000            --             200,000
      Deferred revenue                                               601,055            --             601,055
                                                                ------------    ------------      ------------
                  Total Current Liabilities                        1,639,712        (177,583)        1,462,129

NOTE PAYABLE-ACQUISITION, net of current portion                     450,000        (450,000) 2           --

BRIDGE LOANS PAYABLE                                               1,991,372            --           1,991,372

LINE OF CREDIT, related party                                        181,902            --
                                                                                        --             181,902
NOTE PAYABLE, related party                                        1,067,000        (650,000) 3        417,000
                                                                ------------    ------------      ------------
                                                                   5,329,986      (1,277,583)        4,052,403
                                                                ------------    ------------      ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
      Preferred stock, 1,500,000 shares authorized; none
          issued or outstanding                                         --              --                --
      Class A Common Stock, 15,000,000 shares
          authorized; 10,109,425 issued and outstanding           16,010,483            --          16,010,483
      Class B Common Stock, 1,000 shares authorized;
          1,000 issued and outstanding                                 5,000            --               5,000
      Additional paid-in capital                                   4,839,729            --           4,839,729
      Accumulated (deficit)                                      (17,832,132)        602,759 2,3   (17,229,373)
                                                                ------------    ------------      ------------
      Total Stockholders' Equity                                   3,023,080         602,759         3,625,839
                                                                ------------    ------------      ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $  8,353,066    $   (674,824)     $  7,678,242
                                                                ============    ============      ============



              SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                                  Page F-3

                                      THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                       FOR THE SIX MONTHS ENDED MARCH 31, 2003


                                                              The Orlando                              The Orlando
                                                               Predators                                Predators
                                                             Entertainment,                           Entertainment,
                                                                  Inc.               Pro Forma        Inc. Pro Forma
                                                              Consolidated          Adjustments        Consolidated
                                                              ------------         -------------       ------------
REVENUES:
       Ticket                                                  $   708,145         $    (646,441)       $    61,704
       Concession                                                   48,739               (48,739) 4            --
       Advertising and promotions                                  310,069              (287,574) 4          22,495
       Sponsorship trade Revenue                                    46,546               (14,743) 4          31,803
       Other                                                        11,832                (3,511) 4           8,321
                                                               -----------         -------------        -----------
               Total Revenue                                     1,125,331            (1,001,008)           124,323
                                                               -----------         -------------        -----------

COSTS AND EXPENSES:
       Operations                                                1,145,880            (1,120,180) 4          25,700
       Selling and promotional                                     319,522              (290,601) 4          28,921
       Trade expenses                                               39,096               (13,122) 4          25,974
       General and administrative                                  661,164              (123,349) 4         537,815
       Depreciation                                                 20,662               (18,604) 4           2,058
       Write-down of assets available for sale                      25,000                  --               25,000
                                                               -----------         -------------        -----------
               Total Costs and Expenses                          2,211,324            (1,565,856)           645,468
                                                               -----------         -------------        -----------

OPERATING (LOSS)                                                (1,085,993)              564,848           (521,145)
                                                               -----------         -------------        -----------

OTHER INCOME (EXPENSES):
       Interest expense                                           (134,156)               22,761  4        (111,395)
       Interest income                                              10,537                  --               10,537
       Interest income, AFL                                         87,487                  --               87,487
       Loan fees                                                  (427,308)                 --             (427,308)
       Gain on sale of af2 membership                              413,225                  --              413,225
                                                               -----------         -------------        -----------
               Net Other Income (Expense)                          (50,215)               22,761            (27,454)
                                                               -----------         -------------        -----------
(LOSS) FROM CONTINUING OPERATIONS                               (1,136,208)              587,609           (548,599)
                                                               -----------         -------------        -----------

DISCONTINUED OPERATIOINS
       (Loss) from operations of discontinued subsidiary          (566,718)                 --             (566,718)
       (Loss) on disposal of subsidiary                         (1,078,283)              650,000           (428,283)
                                                               -----------         -------------        -----------

       Total (Loss) From Discontinued Operations                (1,645,001)              650,000           (995,001)
                                                               -----------         -------------        -----------

NET (LOSS) BEFORE MINORITY INTEREST                             (2,781,209)            1,237,609         (1,543,600)
                                                               -----------         -------------        -----------

MINORITY INTEREST                                                    5,517                (5,517) 4            --
                                                               -----------         -------------        -----------

NET (LOSS)                                                     $(2,775,692)        $   1,232,092        $(1,543,600)
                                                               ===========         =============        ===========

NET (LOSS) PER SHARE, BASIC AND DILUTED
       Continuing operations                                         (0.13)                                   (0.07)
       Discontinued operations:

          Loss from operations                                       (0.07)                                   (0.07)
          Loss on disposal                                           (0.13)                                   (0.05)
                                                               -----------                              -----------

                                                               $     (0.33)                             $     (0.19)
                                                               ===========                              ===========

Weighted Average Number of Common Shares Outstanding,
basic and diluted                                                8,288,403                                8,288,403
                                                               ===========                              ===========


                SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                                     Page F-4

                                 THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  FOR THE YEAR ENDED SEPTEMBER 30, 2002


                                                           The Orlando                        The Orlando
                                                            Predators                          Predators
                                                          Entertainment,                     Entertainment,
                                                               Inc.          Pro Forma       Inc. Pro Forma
                                                           Consolidated     Adjustments       Consolidated
                                                           ------------     -----------       ------------
REVENUES:
       Ticket                                               $   490,549      $      --         $   490,549
       Playoff                                                  182,621             --             182,621
       Advertising and promotions                               208,904             (360) 4        208,544
       Sponsorship trade Revenue                                309,442             --             309,442
       Other                                                     37,787             (100) 4         37,687
                                                            -----------      -----------       -----------
               Total Revenue                                  1,229,303             (460)        1,228,843
                                                            -----------      -----------       -----------

COSTS AND EXPENSES:
       Operations                                               484,414           (2,041) 4        482,373
       Playoff expenses                                         190,900             --             190,900
       Selling and promotional                                  196,515           (3,819) 4        192,696
       Trade expenses                                           323,435             --             323,435
       General and administrative                             1,263,223          (56,373) 4      1,206,850
       Amortization                                               6,875             --               6,875
       Depreciation                                              46,500             (672) 4         45,828
       Write-down of assets available for sale                  133,634             --             133,634
                                                            -----------      -----------       -----------
               Total Costs and Expenses                       2,645,496          (62,905)        2,582,591
                                                            -----------      -----------       -----------

OPERATING (LOSS)                                             (1,416,193)          62,445        (1,353,748)
                                                            -----------      -----------       -----------

OTHER INCOME (EXPENSES):
       Interest expense                                        (156,461)           5,000  4       (151,461)
       Interest income                                            1,698             --               1,698
       Interest income, AFL                                     246,705             --             246,705
       Loan fees                                               (785,212)            --            (785,212)
                                                            -----------      -----------       -----------
               Net Other Income (Expense)                      (693,270)           5,000          (688,270)
                                                            -----------      -----------       -----------
(LOSS) FROM CONTINUING OPERATIONS                            (2,109,463)          67,445        (2,042,018)
                                                            -----------      -----------       -----------

DISCONTINUED OPERATIOINS
       (Loss) from operations of discontinued subsidiary     (3,895,647)            --          (3,895,647)
       (Loss) on disposal of subsidiary                            --               --                --
                                                            -----------      -----------       -----------

       Total (Loss) From Discontinued Operations             (3,895,647)            --          (3,895,647)
                                                            -----------      -----------       -----------

NET (LOSS) BEFORE MINORITY INTEREST                          (6,005,110)          67,445        (5,937,665)
                                                            -----------      -----------       -----------

MINORITY INTEREST                                                 6,258           (6,258) 4           --
                                                            -----------      -----------       -----------

NET (LOSS)                                                  $(5,998,852)     $    61,187       $(5,937,665)
                                                            ===========      ===========       ===========

NET (LOSS) PER SHARE, BASIC AND DILUTED
       Continuing operations                                      (0.29)                                  (0.28)
       Discontinued operations:

         Loss from operations                                     (0.54)                                  (0.54)
         Loss on disposal                                          --                                      --
                                                            -----------                             -----------
                                                            $     (0.83)                            $     (0.82)
                                                            ===========                             ===========

Weighted Average Number of Common Shares Outstanding,
basic and diluted                                             7,198,044                               7,198,044
                                                            ===========                             ===========


            SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                                Page F-5

                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - PRO FORMA ADJUSTMENTS

The adjustments related to the unaudited pro forma consolidated balance sheet are computed assuming the sale of the IceGators assets was consummated at March 31, 2003. The adjustments related to the unaudited pro forma consolidated statements of operations for the six months ended March 31, 2003 and for the year ended September 30, 2002 are computed assuming the sale of the IceGators assets was consummated at the beginning of the period.

NOTE 2 - ADJUSTMENT OF ASSETS AND LIABILITIES

In connection with the sale of the IceGators, the buyer purchased certain assets of the IceGators, including the ECHL membership, fixed assets, inventory, intellectual property and certain contracts. As consideration, the buyer assumed the Company's $600,000 note payable to the former owners of the IceGators and applicable accrued interest through the date of the sale.

NOTE 3 - AMENDMENT TO AGREEMENT FOR THE SALE OF THE PREDATORS

During May 2003, the Company also entered into an amendment to the agreement for the sale of the Predators to provide for an increase in the line of credit to $700,000 and a $650,000 reduction of the promissory note payable to the buyer ("OPF"), which will be recorded as a reduction of the loss on the sale of the team. As consideration, the Company has agreed to forego it's right to a percentage sharing of the net operational proceeds of the Predators and forfeit its right to a percentage sharing of any net proceeds from a subsequent sale, merger or transfer of the Predators. In addition, the Company has agreed to share in up to 25% of the potential net operational losses of the Predators resulting from the 2004 and 2005 playing seasons, not to exceed $250,000 in aggregate. The operations of the Predators have been reported as discontinued operations.

NOTE 4 - CHANGES TO STATEMENTS OF OPERATIONS

The unaudited pro forma consolidated statements of operations for the six months ended March 31, 2003 and for the year ended September 30, 2002 reflect operations of the Company as if the IceGators had been sold at the beginning of the period. The revenues and expenses of the IceGators have been eliminated.

Interest expense has been decreased to reflect the $600,000 decrease in the balance of the note payable to the former owners of the IceGators.

The loss on disposal of a subsidiary has been decreased by $650,000 to reflect the reduction in the note payable to OPF.

Interest expense has been decreased for the six months ended March 31, 2003 to reflect the $650,000 decrease in the note payable to OPF.

Minority interest has been adjusted to reflect applicable changes to net loss.

                                    Page F-6